UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): February 9, 2005

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          Delaware                         0-23044               93-0976127
 (State or Other Jurisdiction of         (Commission           (IRS Employer
       Incorporation)                    File Number)        Identification No.)

     300 Knightsbridge Pkwy.
        Lincolnshire, IL                                          60069
      (Address of Principal                                    (Zip Code)
       Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2003 (filed on July 2, 2004), our quarterly report on Form 10-Q for the quarter ended
September 30, 2004 and our registration statement on Form S-1 filed on January 6, 2005. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 1.01  Entry Into a Material Definitive Agreement

On February 9, 2005, Motient Corporation ("Motient") consummated a series of transactions, discussed below, which will increase Motient's ownership of MSV by approximately 10.4%, giving Motient ownership of approximately 49% of MSV.

On February 9, 2005, Motient Corporation ("Motient") entered into a merger agreement (the "Merger Agreement") with Telcom Satellite Ventures Inc. and Telcom Satellite Ventures II Inc. (collectively, "Telcom"), and simultaneously consummated the transactions contemplated thereby, pursuant to which Telcom merged with and into MVH Holdings Inc. ("MVH"), a direct and wholly-owned subsidiary of Motient, in a tax free reorganization in which MVH is the surviving company (the "Mergers"). Accordingly, the 2,296,835 limited partnership units of Mobile Satellite Ventures LP (collectively with its general partner, Mobile Satellite Ventures GP Inc., "MSV") formerly held by Telcom are now owned by MVH. In exchange for the MSV limited partnership units, Motient issued to Telcom's stockholders 8,187,804 shares of its common stock in a private placement described further in Item 3.02 below.

Concurrently with the Mergers, Motient (through MVH) also purchased 373.7 shares of common stock of Spectrum Space Equity Investors IV, Inc. and two other related entities (collectively, the "Spectrum Entities"), representing


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approximately 62.3% of the outstanding common stock of each of such entities, and 221.2 shares of common stock of Columbia Space Partners, Inc. and two other related entities (collectively, the "Columbia Entities"), representing approximately 27.8% of the outstanding common stock of such entities. These acquisitions were made pursuant to several materially similar stock purchase agreements (the "Stock Purchase Agreements"), and were intended to satisfy certain "tag-along" rights that the Spectrum Entities and the Columbia Entities had pursuant to certain documents governing the relationship of the various MSV equityholders. In total, Motient issued to the Spectrum Entities and Columbia Entities a total of 4,516,977 shares of Motient common stock in a private placement described further in Item 3.02 below, in exchange for indirect ownership of 1,267,098 MSV units. In connection with the Stock Purchase Agreements, the parties entered into stockholders agreements relating to each of the Spectrum Entities and Columbia Entities, pursuant to which, among other things, the stockholders of such entities agreed to cause each such entity to vote the interests of MSV and TerreStar held by such entity in proportion to the ownership of such entity. However, despite any protections offered by such stockholders agreements, Motient can provide no assurances that its minority position in the Columbia entities will not unduly impact the value of its investment in such entities.

These transactions increased Motient's ownership of MSV by approximately 10.4%, giving Motient ownership of approximately 49% of MSV. In addition, Motient will also acquire (either directly or via its ownership of the Spectrum Entities and Columbia Entities) the rights held by Telcom to receive shares of TerreStar Networks Inc. ("TerreStar"), currently a wholly-owned subsidiary of MSV. If TerreStar were to be spun off by MSV to MSV's equity holders, Motient would own TerreStar in approximately direct proportion to its ownership of MSV. Motient's investment in MSV and TerreStar is governed by several agreements among the equityholders and stockholders of such entities, which have been described more fully in our previous filings with the SEC, including our quarterly report on Form 10-Q for the quarter ended September 30, 2004. Please see these documents for additional information concerning such matters.

In connection with the execution of the Merger Agreement and the Stock Purchase Agreements, Motient also entered into a registration rights agreement with the stockholders of Telcom, the Spectrum Entities and the Columbia Entities (collectively the "Sellers"), pursuant to which Motient will use its reasonable best efforts to cause a registration statement on Form S-1 (or if available S-3) relating to the resale of the Motient shares issued to the Sellers to be filed with the SEC on or prior to February 14, 2005, and will use its reasonable best efforts to cause the registration statement to become effective as soon as practicable after the date of such filing.

The Sellers also received warrants (the "Warrants") exercisable for an aggregate of approximately 952,858 shares of Motient common stock (the "Warrant Shares"). The Warrants have a term of five years and an exercise price equal to $22.50. Each Warrant shall become exercisable only as follows: (i) with respect to 35% of the Warrant Shares, on the date that is 30 days following the closing of the Mergers, if a registration statement covering the resale of the Motient Shares shall not have been filed with the SEC by such date, (ii) with respect to an additional 35% of the Warrant Shares, on the 60th day after the closing of the Mergers, if a registration statement covering the resale of the Motient Shares shall not have been filed with the SEC by such date, and (iii) with respect to 30% of the Warrant Shares, on the 180th day after the closing of the Mergers, if a registration statement covering the resale of the Motient Shares shall not have been declared effective.

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For further information regarding the financial condition of MSV, please see the financial statements of MSV contained in our registration statement on Form S-1, filed with the SEC on January 6, 2005.

Item 2.01 Completion of Acquisition or Disposition of Assets

Upon the consummation of the transactions described in greater detail in Item
1.01 above, Motient will acquire directly 2,296,835 limited partnership units of Mobile Satellite Ventures LP, a corresponding number of shares of Mobile Satellite Ventures GP Inc. and rights to receive a corresponding number of shares of TerreStar. Motient will also acquire direct ownership of 221.2 shares of the Columbia entities and 373.7 shares of the Spectrum Entities, representing indirect ownership of Mobile Satellite Ventures LP, a corresponding number of shares of MSV GP Inc. and rights to receive a corresponding number of shares of TerreStar. Motient will issue 12,704,782 shares of its common stock as consideration for the assets, or approximately 3.56 shares of common stock for each MSV unit purchased.

Item 3.02  Unregistered Sales of Equity Securities

In connection with the Mergers described in greater detail in Item 1.01 above, Motient issued 12,704,782 shares of Motient common stock (the "Shares") and the Warrants to the Sellers in a private placement.

The Shares, Warrants and Warrant Shares have not been registered under the Securities Act of 1933, as amended, and therefore they may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. As the potential purchasers are all accredited investors, and no general solicitation has occurred, or will occur, as part of the offering and sale of these securities, Motient has relied upon the exemption from registration afforded by Rule 506 under the Securities Act and/or Section 4(2) of the Securities Act.

Item 7.01 - Regulation FD Disclosure

Motient Corporation issued a press release, dated February 9, 2005, which is attached hereto as Exhibit 99.1. This exhibit is furnished, not filed, pursuant to Regulation FD.


Item 9.01 - Financial Statements and Exhibits

(c)         Exhibit 99.1  Press release dated February 9, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MOTIENT CORPORATION



                             By: /s/ Robert Macklin
                                ------------------------------
                                Robert Macklin
                                Secretary and General Counsel

Date:  February 9, 2005



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